Exhibit 99.1

Brown & Brown, Inc. enters into agreement to acquire Global Risk Partners Limited

DAYTONA BEACH, Fla., March 7, 2022 - J. Scott Penny, chief acquisitions officer of Brown & Brown, Inc. (NYSE:BRO), Searchlight and the management ownership team of Global Risk Partners Limited ("GRP"), today announced that the parties have entered into an agreement to acquire the GRP insurance operations. The transaction is expected to close in the third quarter of 2022, subject to certain closing conditions, including the receipt of required regulatory approvals for the Acquisition (including the approval of the Financial Conduct Authority of the United Kingdom).

GRP was established in 2013 by Peter Cullum, David Margrett and Stephen Ross. With annual revenue of approximately $340 million, GRP is one of the top independent insurance intermediaries in the United Kingdom (U.K.), servicing nearly half a million personal and commercial customers. GRP group includes four pillars of operations: retail broking, specialist MGA, network and Lloyd's businesses. Headquartered in London, GRP is composed of more than 2,100 insurance professionals in 110+ locations throughout the U.K. and Ireland.

GRP will operate within the Brown & Brown Retail segment and will continue to be led by Mike Bruce, global chief executive officer of GRP. Following the completion of the transaction, Mike will report to Barrett Brown, president of the Retail segment and executive vice president and serve as a member of the Brown & Brown senior leadership team.

"We believe that aligning companies with common values will lead to shared success. Mike Bruce and the team at GRP are like-minded individuals that have a disciplined focus on doing what is best for their customers, teammates and carrier partners. GRP's position as an industry leader in the U.K., their experience in international markets and generation of new market segments will allow us to further expand our international footprint and broaden the scope of our global capabilities," said J. Powell Brown, president and chief executive officer of Brown & Brown.

Barrett Brown shared, "We are very excited to have Mike Bruce, GRP leadership, and their talented teammates join the Brown & Brown team. Like GRP, we are very proud of our deep experience, credibility and capabilities that allow us to help customers of all sizes and geographic locations. The addition of GRP, with their footprint across the U.K. and Ireland, helps us broaden our reach. Their highly successful acquisition experience will help us accelerate our growth on a global scale and expand our market relationships."

Mike Bruce stated, "This is a superb deal for GRP. Brown & Brown share a similar entrepreneurial ethos to us, and their ownership will bring a long-term perspective which opens up new opportunities for growth and provides the ideal springboard for continued strategic investment in GRP's team and digital infrastructure."

Brown & Brown, Inc. (NYSE: BRO) is a leading brokerage firm, delivering risk management solutions to individuals and businesses since 1939. With more than 12,000 teammates in 300+ locations across the U.S. and select global markets, we are committed to providing innovative strategies to help protect what our customers value most. For more information or to find an office near you, please visit bbinsurance.com.

GRP was founded in 2013 and has grown rapidly to become one of the U.K.'s largest independent insurance intermediaries. GRP operates retail broking, specialist MGA, network and Lloyd's businesses, enabling the Group to serve the growing insurance and risk management needs of its clients. The group acquires businesses, teams and portfolios that have niche, non-commoditised, specialty propositions and strong profitability. For more information, please visit grpgroup.co.uk.

Conference call information

A conference call to discuss this transaction will be held on Tuesday, March 8, 2022, at 8:00 AM (EST). The Company may refer to a slide presentation during its conference call. You can access the webcast and the slides from the "Investor Relations" section of the Company's website at www.bbinsurance.com.

If you are unable to listen during the live webcast, audio from the conference call will be available commencing two hours after the end of the live broadcast until 11:00 a.m. EST on Thursday, April 7, 2022. To access this replay, dial 1-888-203-1112 or 1-719-457-0820 and, when prompted, enter replay access code 9164382. Audio will also be archived on Brown & Brown's website, www.bbinsurance.com, for 14 days after the live broadcast. To access the website replay, go to "Investor Relations" and click on "Calendar of Events."

Forward-looking statements

This press release may contain certain statements relating to future results which are forward-looking statements, including those associated with this proposed acquisition. Examples of forward-looking statements regarding the acquisition described in this press release include statements regarding the expected benefits of the proposed acquisition, the impact of the proposed acquisition, required regulatory approvals, and the expected timing of the completion of the proposed acquisition. These statements are not historical facts, but instead represent only Brown & Brown's current belief regarding future events, many of which, by their nature, are inherently uncertain and outside of Brown & Brown's control. It is possible that Brown & Brown's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that regulatory or other approvals required for the proposed acquisition may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management's time and resources or otherwise have an adverse effect on Brown & Brown, the possibility that certain conditions to the consummation of the proposed acquisition will not be satisfied or completed on a timely basis and accordingly the proposed acquisition may not be consummated on a timely basis or at all. uncertainty as to Brown & Brown's expected financial performance following completion of the proposed acquisition, risks related to the integration of the acquired operations, business and assets into Brown & Brown, the possibility that the anticipated benefits of the proposed acquisition are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the acquired operations into Brown & Brown, the risk that unexpected costs will be incurred in connection with the completion and/or integration of the proposed acquisition, the diversion of management's attention from ongoing business operations and opportunities, unexpected costs, charges or expenses resulting from the proposed acquisition, disruption from the announcement, pendency and/or completion of the proposed acquisition or the integration of the acquired business, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships, competitive responses to the proposed acquisition, and uncertainties as to the timing of the consummation of the proposed acquisition and the ability of each party to consummate the proposed acquisition. Further information concerning Brown & Brown and its business, including factors that potentially could materially affect Brown & Brown's financial results and condition, as well as its other achievements, is contained in Brown & Brown's filings with the Securities and Exchange Commission. All forward-looking statements made herein are made only as of the date of this release, and Brown & Brown does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which Brown & Brown hereafter becomes aware.

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For more information:

R. Andrew Watts

Chief financial officer

(386) 239-5770